SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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JayHawk Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JayHawk Energy, Inc.

611 E. Sherman Avenue

Coeur d’Alene, Idaho 83814

August 22, 2015

Dear Stockholder:

On behalf of the Board of Directors (the “Board”), I am pleased to invite you to attend a Special Meeting of Stockholders of JayHawk Energy, Inc., to be held on September 29, 2015, at 10:00a.m.Pacific time, at The Davenport Hotel, which is located at 10 South Post Street, Spokane, WA 99201. The Notice of Special Meeting, Proxy Statement and Form of Proxy are enclosed with this letter.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

I am thankful for your involvement with JayHawk Energy, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

COMPLETE COPIES OF THE MATERIALS ACCOMPANYING THIS NOTICE ARE AVAILABE ON THE COMPANY’S WEBSITE AT: www.jayhawkenergy.com.

I look forward to seeing you at the Special Meeting.

Very truly yours,

/s/ Kelly Stopher
Kelly Stopher
Interim President, CEO & CFO

JayHawk Energy, Inc.

611 E. Sherman Avenue

Coeur d’Alene, Idaho 83814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On September 29, 2015

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of JayHawk Energy, Inc., a Colorado corporation (“JayHawk” or the “Company”), has been called by the Company’s Board of Directors (the “Board”) and will be held on September 29, 2015, at 10:00a.m. Pacific time, at The Davenport Hotel, which is located at 10 South Post Street, Spokane, WA 99201, for the following purposes:

1.

To approve of the change of the Company's  corporate  domicile from Colorado to Nevada; and

2.

To act upon such other matters and transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on August 21, 2015 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the Special Meeting and at any and all adjournments or postponements thereof.

An electronic version of this Notice and a complete copy of the materials accompanying this notice is available for viewing on the Company’s website at www.jayhawkenergy.com.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT IT WILL BE VOTING “FOR” PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

By Order of the Board of Directors:

/s/ Kelly Stopher
Kelly Stopher

Interim President, CEO & CFO

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of JayHawk Energy, Inc. (“JayHawk” or the “Company”) in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of JayHawk (together with any adjournments or postponements thereof, the “Special Meeting”). The Special Meeting will be held on September 29, 2015 at 10:00 a.m., Pacific time, at The Davenport Hotel, which is located at 10 South Post St, Spokane, WA 99201.

This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about August 22, 2015.

All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting “FOR” the amendment to the Articles of Incorporation to effect the re-domicile to Nevada. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company or by voting in person at the Special Meeting.

The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

The cost of solicitation of proxies by the Board of Directors is to be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone and telecopier, or transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT IT WILL BE VOTING “FOR” PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

ABOUT THE SPECIAL MEETING

Who called the Special Meeting?

The Company’s Board of Directors (the “Board”), on June 22, 2015, called for the Special Meeting for the purposes set forth herein.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the proposed change in domicile from Colorado to Nevada. In addition, management will respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record of shares of common stock at the close of business on August 21, 2015 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, 199,725,629 shares of common stock were issued and outstanding. These shares of common stock were the only outstanding voting securities of the Company. If you were a stockholder of record of shares of common stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

What are the voting rights of the holders of our common stock?

Each share of common stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

Who can attend the Special Meeting?

Any stockholder of record may attend the Special Meeting.

What constitutes a quorum?

According to our Articles of Incorporation, at least one-third of the outstanding shares of our common stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 199,725,629 shares of our common stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of common stock representing at least 66,575,210 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting, including the change of domicile, will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as un-voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Will my vote have any effect on the outcome?

No, it will not. Our controlling stockholder holds enough votes to approve the proposal(s) and has informed us that it will be voting its shares in favor of the proposal(s) discussed herein.

Do I have any dissenters’ rights?

The Colorado Revised Statutes do not provide for any dissenters’ rights for these proposed actions, including: (i) the change in domicile.

What are the recommendations of the Board of Directors?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The recommendation of the Board is set forth with the description of each item in this proxy statement. In summary, the Board recommends a vote in favor of the change in domicile from Colorado to Nevada, as described in detail in this Proxy Statement.

With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

CAUTIONARY STATEMENT REGARDING “FORWARD-LOOKING” STATEMENTS

 This Proxy Statement contains certain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections. All statements other than statements of historical fact contained in this Proxy Statement, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors in this Proxy Statement, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  New risks emerge from time to time and it is not possible for us to predict all risks, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Proxy Statement.  You should be aware that the occurrence of the events described in this Proxy Statement could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Proxy Statement to conform our statements to actual results or changed expectations.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT IT WILL BE VOTING “FOR” PROPOSAL 1 BELOW. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

PROPOSAL 1 – APPROVAL OF CHANGE OF DOMICILE FROM COLORADO TO NEVADA.

 (ITEM 1 ON PROXY CARD)

THE BOARD OF DIRECTORS OF JAYHAWK RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF THE CHANGE OF DOMICILE FROM COLORADO TO NEVADA.

GENERAL

On June 22, 2015  the  Board  of  Directors  passed  a  unanimous resolution  authorizing  a change of corporate  domicile from Colorado to Nevada.

PURPOSE OF CHANGE IN DOMICILE FROM COLORADO TO NEVADA

Management believes the change is consistent with Company's operational plans. For a number of years, the Company's principal offices, center of operations and employees have all been located outside the State of Colorado. The Company does not maintain an office in Colorado, does not have any employees in Colorado, and does not conduct operations from or with Colorado. If the shareholders approve of the change of domicile, the Company will file the  Articles  of  Domestication  set forth at  Exhibit  1,  along  with a Certificate  of Disclosure  and a  Certificate  of Good Standing from the Colorado Secretary of State with the Nevada Secretary of State. The Articles of Domestication set forth,   among other things, the Company's Articles of Incorporation.  The Company's current Colorado Articles of Incorporation are included at Exhibit 2.  Shareholders are urged to thoroughly examine the differences between Exhibits 1 and 2.

PROCEDURE FOR APPROVAL OF CHANGING DOMICILE FROM COLORADO TO NEVADA; VOTE REQUIRED

The Colorado Revised Statutes requires that, in order for us to change domicile from Colorado to Nevada, such change in domicile must be approved by our Board and approved by a majority of the outstanding shares entitled to vote.

On August 21, 2015, the record date for determination of the shareholders entitled to receive this Proxy Statement, there were 199,725, 629 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We need the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the change in domicile. Our Board, by its unanimous written consent, adopted resolutions approving the change in domicile from Colorado to Nevada.

CONSEQUENCES OF APPROVAL OF CHANGE OF DOMICILE

If the change of domicile is approved by the shareholders, we will cause Articles of Domestication to be filed with the Nevada Secretary of State, which will thereby, upon acceptance, cause the Company to be a corporation incorporated under the laws of the State of Nevada. After the Articles of Domestication become effective in Nevada, the Company must also file the Articles of Domestication with the Colorado Secretary of State, along with a Certificate of Dissolution to discontinue the Company’s Colorado existence.  The Company’s Board also believes that re-domiciling the Company in Nevada will generally be better accepted in the capital markets when compared to being incorporated in Colorado.

The affirmative vote of a majority of the outstanding shares of our common stock at the Special Meeting, whether in person or by proxy, is required to approve the change of domicile.

The Board recommends that the stockholders vote “FOR” the change in domicile from Colorado to Nevada.  Proxies solicited by the Board will be voted for the change in domicile, unless stockholders specify in their proxies a contrary choice.

EFFECTIVE DATE OF DOMESTICATION

The change in domicile will become effective upon the Nevada Secretary of State’s acceptance of the Company’s Articles of Domestication, attached hereto as Exhibit 1. We intend to file the Articles of Domestication after the shareholder meeting if the shareholders approve the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the U.S. Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days of August 21, 2015 through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days of August 21, 2015, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days of August 21, 2015. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

This table is based upon information derived from our stock records. We believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned; except as set forth above, applicable percentages are based upon 199,725,629 shares of common stock outstanding as of August 21, 2015. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to conversion of warrants and options held by that person that are currently exercisable or exercisable within 60 days of August 21, 2015. We did not deem those shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(a)   Names of Certain Beneficial Owners

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (10)
Common	Scott Mahoney, Director 10119 W. Lariat Lane, Peoria, AZ 85383	119,024,159 (indirect)(1)(2)(3)(4)	59.51% (1) (2)(3)(4)
Common	Lindsay Gorrill, Director 611 E. Sherman Ave., Coeur d'Alene, ID 83814	5,350,483 (direct)(5)	2.68%(5)
Common	Kelly Stopher, CEO/CFO 611 E. Sherman Ave., Coeur d’Alene, ID 83814	275,371 (direct)(6)	0.14% (6)
Common	Matthew Wayrynen, Director 570 Granville, Suite 900 Vancouver, BC V6C 3P1	640,954 (direct)(7)	0.32% (7)
Common	Vast Exploration, LLC 10119 W. Lariat Lane, Peoria, AZ 85383	119,024,159 (direct)(2)(4)	59.51% (2) (4)
Common	Galaxy Energy, Inc. 603 W. Main, Stigler, OK 74462	274,371(8)(9)	0.14% (8)(9)

(1) Scott Mahoney, as the CEO and Managing Member of Vast Exploration, LLC is the natural person with voting and dispositive control over Vast Exploration, LLC and is deemed to be a beneficial owner.  Mr. Mahoney disclaims beneficial ownership of the Vast Exploration, LLC owned shares.

(2) Pursuant to the terms of certain debt securities held by Vast Exploration, LLC and the default interest accruing thereunder, the aggregate amount of securities beneficially owned by Vast Exploration, LLC may be increased by an additional 110,614,911 as of August 21, 2015, subject to an increase in the authorized capital of the Company.

(3) The nature of Scott Mahoney’s indirect beneficial ownership is due to Mr. Mahoney being the natural person with voting and dispositive control over Vast Exploration, LLC.

(4) Vast Exploration, LLC beneficially owns 118,749,788 shares of common stock and pursuant to the terms of certain debt securities held by Vast Exploration, LLC the aggregate amount of securities it beneficially owns may be increased by 142,847,051 shares for a total of 261,596,839 shares, subject to an increase in the authorized capital of the Company. For purposes of determining the aggregate amount of securities beneficially owned pursuant to the aforementioned debt securities the Company has assumed beneficial ownership based upon the maximum principal balance of the debt securities as of August 21, 2015. The Percent of Class beneficially owned was calculated as follows: 118,749,788 (shares of common stock owned) plus (+) 274,371 (beneficial ownership based on conversion of derivative securities held up to the Company’s current authorized capital of 200,000,000) equals (=) 119,024,159 shares beneficially owned. 119,024,159 (shares beneficially owned) divided (/) by 200,000,000 (current authorized capital) equals (=) 59.51%.

(5) Lindsay Gorrill beneficially owns 5,076,112 shares of common stock and pursuant to the terms of certain stock options held by Lindsay Gorrill, the aggregate amount of securities he beneficially owns may be increased by 1,950,000 shares for a total of 7,026,112 shares, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Lindsay Gorrill without an increase in authorization capital of the Company would result in the beneficial ownership of 5,350,483 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 2.68% of Class.

(6) Kelly Stopher beneficially owns 1,000 shares of common stock, and pursuant to the terms of certain stock options held by Kelly Stopher, the aggregate amount of securities he beneficially owns is may be increased by 1,150,000 shares for a total of 1,151,000 shares, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Kelly Stopher without an increase in authorization capital of the Company would result in the beneficial ownership of 275,371 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 0.14% of Class.

(7) Matthew Wayrynen beneficially owns 366,583 shares of common stock and pursuant to the terms of certain stock options held by Matthew Wayrynen, the aggregate amount of securities he beneficially owns may be increased by 300,000 shares for a total of 666,583 shares, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Matthew Wayrynen without an increase in authorization capital of the Company would result in the beneficial ownership of 640,954 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 0.32% of Class.

(8) Pursuant to the terms of certain debt securities held by Galaxy Energy, Inc., the aggregate amount of securities beneficially owned by Galaxy Energy, Inc. as of August 21, 2015 is 274,371, based upon the Company’s total authorized capital of 200,000,000. Subject to an increase in the authorized shares of the Company, the aggregate amount of securities beneficially owned by Galaxy Energy, Inc. may be increased by an additional 19,725,629 shares as of August 21, 2015.

(9) Pursuant to the terms of certain debt securities held by Galaxy Energy, Inc. the aggregate amount of securities it owns is 274,371 shares. Subject to an increase in the authorized capital of the Company, the aggregate amount of securities owned by Galaxy Energy, Inc. may be increased by 19,725,629 shares. The Percent of Class beneficially owned was calculated as follows: The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares. Conversion of the derivate securities held by Galaxy Energy, Inc., without an increase in the authorized capital of the Company, would result in the beneficial ownership of 274,371 shares. 274,371 (shares beneficially owned) divided (/) by 200,000,000 (total authorized capital) equals (=) 0.14% of Class.

(10) Pursuant to Rule 13d-3(d)(1)(i)  the percentage calculations use different totals of outstanding securities for the purpose of determining ownership.  Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(b)   Security Ownership of Management.

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (8)
Common	Scott Mahoney, Director 10119 W. Lariat Lane, Peoria, AZ 85383	119,024,159 (indirect)(1)(2)(3)(4)	59.51% (1)(2)(3)(4)
Common	Lindsay Gorrill, Director 611 E. Sherman Ave., Coeur d'Alene, ID 83814	5,350,483 (direct)(5)	2.68% (5)
Common	Kelly Stopher, CEO/CFO 611 E. Sherman Ave., Coeur d’Alene, ID 83814	275,371 (direct)(6)	0.14% (6)
Common	Matthew Wayrynen, Director 570 Granville, Suite 900 Vancouver, BC V6C 3P1	640,954 (direct)(7)	0.32% (7)
All Officers and Directors as a Group		125,290,967	62.65%

(1) Scott Mahoney, as the CEO and Managing Member of Vast Exploration, LLC is the natural person with voting and dispositive control over Vast Exploration, LLC and is deemed to be a beneficial owner.  Mr. Mahoney disclaims beneficial ownership of the Vast Exploration, LLC owned shares.

(2) Pursuant to the terms of certain debt securities held by Vast Exploration, LLC and the default interest accruing thereunder, the aggregate amount of securities beneficially owned by Vast Exploration, LLC may be increased by an additional 110,614,911 as of August 21, 2015, subject to an increase in the authorized capital of the Company.

(3) The nature of Scott Mahoney’s indirect beneficial ownership is due to Mr. Mahoney being the natural person with voting and dispositive control over Vast Exploration, LLC.

(4) Vast Exploration, LLC beneficially owns 118,749,788 shares of common stock and pursuant to the terms of certain debt securities held by Vast Exploration, LLC the aggregate amount of securities it beneficially owns may be increased by 142,847,051 shares for a total of 261,596,839 shares, subject to an increase in the authorized capital of the Company. For purposes of determining the aggregate amount of securities beneficially owned pursuant to the aforementioned debt securities the Company has assumed beneficial ownership based upon the maximum principal balance of the debt securities as of August 21, 2015.The Percent of Class beneficially owned was calculated as follows: 118,749,788 (shares of common stock owned) plus (+) 274,371 (beneficial ownership based on conversion of derivative securities held up to the Company’s current authorized capital of 200,000,000) equals (=) 119,024,159 shares beneficially owned. 119,024,159 (shares beneficially owned) divided (/) by 200,000,000 (current authorized capital) equals (=) 59.51%.

(5) Lindsay Gorrill beneficially owns 5,076,112 shares of common stock and pursuant to the terms of certain stock options held by Lindsay Gorrill, the aggregate amount of securities he beneficially owns may be increased by 1,950,000 shares for a total of 7,026,112 shares, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Lindsay Gorrill without an increase in authorization capital of the Company would result in the beneficial ownership of 5,350,483 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 2.68% of Class.

(6) Kelly Stopher beneficially owns 1,000 shares of common stock, and pursuant to the terms of certain stock options held by Kelly Stopher, the aggregate amount of securities he beneficially owns is may be increased by 1,150,000 shares for a total of 1,151,000, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Kelly Stopher without an increase in authorization capital of the Company would result in the beneficial ownership of 275,371 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 0.14% of Class.

(7) Matthew Wayrynen beneficially owns 366,583 shares of common stock and pursuant to the terms of certain stock options held by Matthew Wayrynen, the aggregate amount of securities he beneficially owns may be increased by 300,000 shares for a total of 666,583 shares, subject to an increase in the authorized shares of the Company. The Percent of Class beneficially owned was calculated as follows:  The Company has issued 199,725,629 out of a total authorized capital amount of 200,000,000 leaving 274,371 unissued shares.  Exercising of the options held by Matthew Wayrynen without an increase in authorization capital of the Company would result in the beneficial ownership of 640,954 (shares beneficially owned) divided by 200,000,000 (total authorized capital) equals (=) 0.32% of Class.

(8) Pursuant to Rule 13d-3(d)(1)(i)  the percentage calculations use different totals of outstanding securities for the purpose of determining ownership.  Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

ADDITIONAL INFORMATION

The Company files annual and quarterly reports with the Securities and Exchange Commission. The Company will furnish without charge to any stockholder, upon written or oral request, any documents filed by the Company pursuant to the Securities Exchange Act. Requests for such documents should be addressed to JayHawk Energy, Inc., 611 E. Sherman Avenue, Coeur d’Alene, Idaho 83814. Documents filed by the Company pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

August 22, 2015

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE

ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES

NO POSTAGE IF MAILED IN THE UNITED STATES.

JAYHAWK ENERGY, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of Stockholders – September 29, 2015

The undersigned stockholder of JayHawk Energy, Inc. (“JayHawk” or “Company”), revoking all previous proxies, hereby constitutes and appoints Scott Mahoney individually, as the agent and proxy of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of JayHawk Energy, Inc. to be held on September 29, 2015 at 10:00 A.M., Pacific time time, at The Davenport Hotel, which is located at 10 South Post Street, Spokane WA 99201, and to vote all shares of common stock of JayHawk which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE CHANGE IN DOMICILE FROM COLORADO TO NEVADA. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1.

To approve the proposed change in domicile from Colorado to Nevada:

|_| FOR     |_| AGAINST     |_| ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2015 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

___________________

Printed Name/Title

_______________________

Signature(s)

Date: ______________

Exhibit 1

Articles of Domestication

140503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Domestication

(PURSUANT TO NRS 92A.270)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Entity Name and Type of Domestic Entity as set forth in its Constituent Documents:	JayHawk Energy, Inc.
2. Entity Name Before Filing Articles of Domestication:	JayHawk Energy, Inc.
3. Date and Jurisdiction of Original Formation:	April 5, 2004. Colorado.
4. Jurisdiction that Constituted the Principal Place of Business, Central Administration or Equivalent of the Undomesticated Entity Immediately Before Articles of Domestication:	Colorado.
5. Signature of Authorized Representative:	X **Authorized Signature** Date

Filing Fee: $350.00

IMPORTANT: ***This document must be accompanied by the appropriate constituent document for the type of domestic entity described in article 1 above and the filing fees.***

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 92A Domestication
Revised: 1-5-15

Exhibit 2

Articles of Incorporation

EXHIBIT 3.1

ARTICLES OF INCORPORATION
OF
BELLA TRADING COMPANY, INC.

The undersigned natural, adult person, acting as incorporator of a corporation (hereinafter usually referred to as the "Corporation") pursuant to the provisions of the Colorado Business Corporation Act, hereby adopts the following Articles of Incorporation for said Corporation:

ARTICLE I
Name

The name of the Corporation shall be Bella Trading Company, Inc.

ARTICLE II
Duration

The period of duration of the Corporation shall be perpetual.

ARTICLE III
Purpose

The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

ARTICLE IV
Capital Stock

The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value. The shares of preferred stock may be issued in one or more series. The designations, powers, rights, preferences, qualifications, restrictions and limitations of each series of preferred stock shall be established from time to time by the Corporation's Board of Directors in accordance with Colorado law.

ARTICLE V
Capital Stock and Shareholders

1. Cumulative voting shall not be allowed in elections of directors or for any other purpose.

2. No holders of shares of common stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.

3. The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

4. At any meeting of the stockholders, except to the extent otherwise provided by law, a quorum shall consist of a one third of the shares entitled to vote at the meeting.

ARTICLE VI
Place of Business and Registered Agent

The principal office and the principal place of business of the

Source: Jayhawk Energy, Inc., SB-2, December 07, 2004 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

Corporation initially shall be:

945 E. 10th Avenue
Broomfield, CO 80020

The Board of Directors, however, from time to time may establish such other offices, branches, subsidiaries, or divisions which it may consider to be advisable. The address of the Corporation's initial registered office in Colorado for purposes of the Colorado Business Corporation Act, shall be:

1624 Washington St.
Denver, CO 80203

The name of the Corporation's initial registered agent at the address of the aforesaid registered office shall be:

William T. Hart

ARTICLE VII
Directors

The affairs of the Corporation shall be governed by a board of one or more directors, who shall be elected in accordance with the By-laws of the Corporation. Subject to such limitation, the number of directors shall be fixed by or in the manner provided in the By-laws of the Corporation, as may be amended from time to time, except as to the number constituting the initial board which number shall be one.

1. The name and address of the initial Director, who shall hold office until the first annual meeting of the stockholders of the Corporation or until her successor shall have been elected and qualified, is:

2

Name	Address
Sarah Preston	945 E. 10th Avenue Broomfield, CO 80020

2. The directors of the Corporation need not be residents of Colorado and shall not be required to hold shares of the Corporation's capital stock.

3. Meetings of the Board of Directors, regular or special, may be held within or without Colorado upon such notice as may be prescribed by the By-laws of the Corporation. Attendance of a director at a meeting shall constitute a waiver by him of notice of such meeting unless he attends only for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

4. By resolution adopted by a majority of the Directors at any time constituting the Board of Directors, the Board of Directors may designate two or more directors to constitute an Executive Committee or one or more other committees each of which shall have and may exercise, to the extent permitted by law or in such resolution, all the authority of the Board of Directors in the management of the Corporation; but the designation of any such committee and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or her by law.

ARTICLE XII
Transactions with Directors and
Other Interested Parties

No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation, individually, or any firm with which such director is affiliated may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the

Source: Jayhawk Energy, Inc., SB-2, December 07, 2004 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

fact that she or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the Corporation, or a majority thereof, at or before the entering into such contract or transaction; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

3

ARTICLE XIII

Limitation of Director Liability and Indemnification

No director of the Corporation shall have liability to the Corporation or to its stockholders or to other security holders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provisions shall not eliminate or limit the liability of a director to the Corporation or to its shareholders or other security holders for monetary damages for: (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders or other security holders; (ii) acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of the law by such director; (iii) acts by such director as specified by the Colorado Business Corporation Act; or (iv) any transaction from which such director derived an improper personal benefit.

The word "director" shall include at least the following, unless limited by Colorado law: an individual who is or was a director of the Corporation and an individual who, while a director of a Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. A director shall be considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on or otherwise involve services by her to the plan or to participants in or beneficiaries of the plan. To the extent allowed by Colorado law, the word "director" shall also include the heirs and personal representatives of all directors.

This Corporation shall be empowered to indemnify its officers and directors to the fullest extent provided by law, including but not limited to the provisions set forth in the Colorado Business Corporation Act, or any successor provision.

ARTICLE XIII

Incorporator

The name and address of the incorporator is as follows:

Name	Address
William T. Hart	1624 Washington St. Denver, CO 80203

The (a) name, and (b) mailing address of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: William T. Hart, Hart & Trinen, 1624 Washington Street, Denver, CO 80203.

4

Source: Jayhawk Energy, Inc., SB-2, December 07, 2004 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

E-Filed

Document processing fee
If document is filed on paper $125.00
If document is filed electronically **$ 25.00**

Fees & forms/cover sheets
are subject to change.

To file electronically, access instructions
for this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us
and select Business Center
Paper documents must be typewritten or machine printed.

ColoradoSecretary of State
Date and Time: 06/21/2007 11:34AM
Id Number: 20041124495

Document number: 20071289710

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statues (C.R.S)

ID number: 20041124495

1. Entity name: BELLA TRADING COMPANY, INC.
(if changing name of corporation, indicate name BEFORE the name change)

2. New Entity name: (if applicable) Jayhawk Energy, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):*
   - ☐ "bank" or "trust"or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment

6. If the corporation's period of duration as amended is less that perpetual, state the date on which the period of duration expires: ________ *(mm/dd/yyyy)*

OR

If the corporation's period of duraction as amended is perpetual, mark this box: ☑

7. *(Optional)* Delayed effective date: ________ *(mm/dd/yyyy)*

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statues, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statues.

Page 1 of 2

Source: Jayhawk Energy, Inc., 8-K, June 25, 2007 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Preston	Sara		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

2119 Arapahoe Street
(Street name and number or Post Office information)

Golden	CO	80401
(City)	*(State)*	*(Postal/Zip Code)*

	United States
(Province – if applicable)	*(Country – if not US)*

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the name may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

Page 2 of 2

Source: Jayhawk Energy, Inc., 8-K, June 25, 2007 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

ARTICLE IV
Capital Stock

The authorized capital stock of the Corporation shall consist of 200,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value. The shares of preferred stock may be issued in one or more series. The designations, powers, rights, preferences, qualifications, restrictions and limitations of each series of preferred stock shall be established from time to time by the Corporation's Board of Directors in accordance with Colorado law.

Source: Jayhawk Energy, Inc., 8-K, June 25, 2007 Powered by Morningstar® Document Research℠
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.